EXHIBIT XX
                                                                      ----------


                           WAIVER AND AMENDMENT NO. 5

                                       TO

               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT


         THIS WAIVER AND AMENDMENT NO. 5 ("Amendment") is entered into as of March 21, 2002, by and among Wireless Xcessories Group, Inc. (formerly known as Batteries Batteries, Inc.) ("BATS"), Tauber Electronics, Inc. ("TEI"), Specific Energy Corporation ("SEC"), W.S. Battery & Sales Company, Inc. ("WSBS"), Battery Network, Inc. ("BN"), Battery Acquisition Corp. ("BAC"), (BATS, TEI, SEC, WSBS, BN and BAC, each a "Borrower" and collectively the "Borrowers"), IBJ Whitehall Business Credit Corporation ("IBJWBCC"), each of the other financial institutions named in the Loan Agreement or which hereafter become parties thereto (IBJWBCC and such financial institutions, the "Lenders") and IBJWBCC as agent for the Lenders (IBJWBCC in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

         Borrowers, Agent and Lenders are parties to a Revolving Credit, Term Loan and Security Agreement dated as of January 7, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations.

         Borrowers have requested that Agent and Lenders waive certain Events of Default and amend certain provisions of the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

               2.1. Section 2.1(a)(y) is amended by amending subsection (ii) thereof in its entirety to provide as follows:

                       "(i) up to the lesser of (A) 40%, subject to the
               provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of the value of the Eligible Inventory (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates") or (B) $1,500,000 in the aggregate at any one time, plus"

               2.2. Section 6.8 is amended in its entirety to provide as follows:

                       "6.8 EBITDA. Maintain as of the end of each fiscal
               quarter set forth below EBITDA of at least the amount set opposite such fiscal quarter below:

                       Fiscal Quarter                                   EBITDA
                       --------------                                 ----------
                       December 31, 2001                              ($ 42,000)
                       March 31, 2002                                 ($267,000)
                       June 30, 2002                                   $ 34,000
                       September 30, 2002                              $156,000
                       December 31, 2002 and as
                        of the end of each fiscal
                        quarter thereafter during the Term             $369,000"

               2.3. Section 9.2 is amended by inserting the following sentence after the first sentence thereof to read as follows:

               "Deliver to Agent on or before the fifteenth (15th) day following each fiscal quarter, as and for the prior quarter, an Inventory ageing report."

               2.4.    Section 13.1 is amended as follows:

               (a) The first sentence is amended in its entirety to provide as follows:

               "This Agreement, which shall inure to benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until January 7, 2004 (the "Term") unless sooner terminated as herein provided."

               (b) The last sentence is amended in its entirety to provide as follow:

               "In the event the Obligations are prepaid in full prior to the last day of the Term (the date of such prepayment hereinafter referred to as the "Early Termination Date"), Borrowers shall pay to Agent for the benefit of Lenders an early termination fee in an amount equal to (x) $50,000 if the Early Termination Date occurs on or before January 6, 2003 and (y) $25,000 if the Early Termination Date occurs after January 6, 2003 but on or before January 6, 2004."

         3. Waiver. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Agent and Lenders hereby waive the Events of Default that have occurred for the fiscal quarter ending December 31, 2001 as a result of Borrowers' non-compliance with Section 6.8 of the Loan Agreement solely as respects the failure to maintain the EBITDA required pursuant to Section 6.8 of the Loan Agreement.

         4. Conditions of Effectiveness. This Amendment shall become effective, when and only when (a) Agent shall have received an original copy of this Amendment duly executed on



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
behalf of each Borrower and (b) Agent shall receive a fee in the amount of $10,000, which fee may be charged to Borrowers' loan account on the effective date of this Amendment.

         5. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

               (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

               (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

               (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

               (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

         6.    Effect on the Loan Agreement.

               (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

               (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in Section 3 operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement.






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


         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.



                                            WIRELESS XCESSORIES GROUP, INC.
                                            (formerly known as BATTERIES
                                            BATTERIES, INC.)
                                            TAUBER ELECTRONICS, INC.
                                            SPECIFIC ENERGY CORPORATION
                                            BATTERY NETWORK, INC.
                                            W.S. BATTERY & SALES COMPANY, INC.
                                            BATTERY ACQUISITION CORP.


                                            By:_______________________________
                                            Name: ____________________________
                                            The _____ of each of the foregoing
                                            Corporations


                                            IBJ WHITEHALL BUSINESS CREDIT
                                            CORPORATION, as Agent and as Lender


                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________






















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